SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
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      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|X|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          DocuCorp International, Inc.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                     Michael D. Andereck, President and CEO
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                          DOCUCORP INTERNATI0NAL, INC.
                    5910 North Central Expressway, Suite 800
                               Dallas, Texas 75206

                                                               November 28, 2000

Dear Stockholders:

      On October 27, 2000, we sent you DocuCorp's proxy materials and related annual report in connection with the Annual Meeting of Stockholders to be held on Tuesday, December 12, 2000.

      On November 13, 2000, DocuCorp announced that it would be restating its audited consolidated financial statements for the year ended July 31, 2000 and re-filing its report on Form 10-K for such year. DocuCorp filed Form 10-K/A on November 28, 2000 (amending and restating the previous Form 10-K), and a copy of this report is included with this letter to all stockholders of record on October 20, 2000.

      The Form 10-K/A amends and restates the financial information for the year ended July 31, 2000 included in the annual report previously sent to you in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting. If you have already submitted your proxy prior to the receipt of this letter and desire to revoke your proxy, you may do so by giving written notice to the Secretary of the Company at any time prior to the Annual Meeting.

      We hope you are able to join us at the Annual Meeting.

                                           Sincerely,


                                           /s/ Michael D. Andereck

                                           Michael D. Andereck
                                           President and Chief Executive Officer